Exhibit 99(b)
 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                     Period Ended
                                                 ---------------------------------------------------
                                                    June 30,        December 31,         June 30,
                                                     2006               2005               2005
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                           (Unaudited)
 ASSETS
 Cash and due from banks                             $ 618,064          $ 684,857         $ 653,047
 Trading securities                                     25,702             18,633            10,588
 Funds sold and resell agreements                       25,469             14,465            27,176
 Securities:
   Available for sale                                4,743,090          4,821,575         4,887,966
   Investment                                          223,411            245,125           220,401
   Mortgage trading securities                          68,327                  -                 -
                                                 --------------    ---------------     -------------
 Total securities                                    5,034,828          5,066,700         5,108,367
 Loans:
   Commercial                                        5,538,047          5,299,935         4,859,779
   Commercial real estate                            2,324,207          1,989,902         1,861,859
   Residential mortgage                              1,211,448          1,169,331         1,151,674
   Residential mortgage held for sale                   54,026             51,666            74,410
   Consumer                                            666,740            629,144           566,958
                                                 --------------    ---------------     -------------
   Total loans                                       9,794,468          9,139,978         8,514,680
 Less reserve for loan losses                         (104,525)          (103,876)         (108,885)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                             9,689,943          9,036,102         8,405,795
 Premises and equipment, net                           177,142            179,627           174,526
 Accrued revenue receivable                            100,138             99,874            82,868
 Intangible assets, net                                260,293            263,022           260,279
 Mortgage servicing rights, net                         73,103             54,097            46,200
 Real estate and other repossessed assets                8,257              8,476             5,062
 Bankers' acceptances                                   30,430             33,001            40,949
 Derivative contracts                                  414,367            452,878           271,692
 Other assets                                          466,349            415,337           367,603
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 16,924,085       $ 16,327,069      $ 15,454,152
                                                 ==============    ===============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,823,929        $ 1,865,948       $ 1,749,948
   Interest-bearing transaction                      5,006,891          5,257,295         4,277,000
   Savings                                             149,008            154,015           160,328
   Time                                              4,326,957          4,098,060         3,713,530
                                                 --------------    ---------------     -------------
 Total deposits                                     11,306,785         11,375,318         9,900,806
 Funds purchased and
   repurchase agreements                             2,342,339          1,337,911         2,123,589
 Other borrowings                                      727,726          1,054,298         1,059,694
 Subordinated debentures                               290,522            295,964           297,882
 Accrued interest, taxes, and expense                   74,580             92,219            66,026
 Bankers' acceptances                                   30,430             33,001            40,949
 Due on unsettled securities trades                      3,335              8,429            99,664
 Derivative contracts                                  437,182            466,669           281,314
 Other liabilities                                     128,176            124,106           103,253
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  15,341,075         14,787,915        13,973,177
 Shareholders' equity:
   Capital, surplus and retained earnings            1,702,705          1,606,965         1,512,012
   Accumulated other comprehensive income (loss)      (119,695)           (67,811)          (31,037)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,583,010          1,539,154         1,480,975
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 16,924,085       $ 16,327,069      $ 15,454,152
                                                 ==============    ===============     =============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                           --------------------------------------------------------------------------------------
                                              June 30,          March 31,         December 31,    September 30,       June 30,
                                               2006               2006               2005             2005              2005
                                           --------------    ---------------     -------------   ---------------    -------------
ASSETS
Trading securities                              $ 23,672           $ 16,722          $ 20,595          $ 14,560         $ 11,639
Funds sold and resell agreements                  32,048             21,181            57,656            44,882           21,170
Securities:
  Available for sale                           4,760,257          4,887,484         4,815,296         4,794,958        4,825,706
  Investment                                     227,810            236,953           244,488           236,837          220,840
  Mortgage trading securities                     68,518                  -                 -                 -                -
                                           --------------    ---------------     -------------   ---------------    -------------
Total securities                               5,056,585          5,124,437         5,059,784         5,031,795        5,046,546
Loans:
  Commercial                                   5,355,644          5,217,467         5,222,316         4,926,685        4,716,278
  Commercial real estate                       2,247,779          2,096,885         1,960,507         1,917,996        1,871,830
  Residential mortgage                         1,176,660          1,166,509         1,160,385         1,119,512        1,152,834
  Residential mortgage held for sale              47,163             45,983            42,756            59,265           47,506
  Consumer                                       645,064            637,863           619,582           612,274          553,042
                                           --------------    ---------------     -------------   ---------------    -------------
Total loans                                    9,472,309          9,164,706         9,005,546         8,635,732        8,341,490
Less allowance for loan losses                  (106,048)          (105,135)         (108,998)         (109,840)        (111,056)
                                           --------------    ---------------     -------------   ---------------    -------------
Total loans, net                               9,366,261          9,059,571         8,896,548         8,525,892        8,230,434
                                           --------------    ---------------     -------------   ---------------    -------------
Total earning assets                          14,478,566         14,221,911        14,034,583        13,617,129       13,309,789
Cash and due from banks                          554,412            584,508           540,776           542,841          552,600
Other assets                                   1,531,312          1,463,820         1,627,352         1,427,905        1,198,086
                                           --------------    ---------------     -------------   ---------------    -------------
TOTAL ASSETS                                $ 16,564,290       $ 16,270,239      $ 16,202,711      $ 15,587,875     $ 15,060,475
                                           ==============    ===============     =============   ===============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                     $ 1,474,835        $ 1,485,398       $ 1,530,504       $ 1,424,102      $ 1,586,248
  Interest-bearing transaction                 5,353,413          5,327,004         4,821,627         4,533,912        4,323,513
  Savings                                        153,200            155,554           154,316           157,772          166,426
  Time                                         4,220,204          4,162,952         4,216,625         3,958,948        3,710,338
                                           --------------    ---------------     -------------   ---------------    -------------
Total deposits                                11,201,652         11,130,908        10,723,072        10,074,734        9,786,525
Funds purchased and
  repurchase agreements                        2,118,211          1,731,983         1,812,752         2,067,432        2,160,031
Other borrowings                                 684,431            882,878         1,049,635         1,047,423          914,968
Subordinated debentures                          292,474            295,792           296,021           297,284          200,038
Other liabilities                                695,418            680,897           814,192           613,667          558,655
                                           --------------    ---------------     -------------   ---------------    -------------
TOTAL LIABILITIES                             14,992,186         14,722,458        14,695,672        14,100,540       13,620,217
Shareholders' equity                           1,572,104          1,547,781         1,507,039         1,487,335        1,440,258
                                           --------------    ---------------     -------------   ---------------    -------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                    $ 16,564,290       $ 16,270,239      $ 16,202,711      $ 15,587,875     $ 15,060,475
                                           ==============    ===============     =============   ===============    =============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                          Quarter Ended                        Six Months Ended
                                                 ---------------------------------     -------------------------------
                                                             June 30,                             June 30,
                                                 ---------------------------------     -------------------------------
                                                     2006               2005               2006             2005
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 240,440          $ 186,334         $ 464,025         $ 356,638
 Interest expense                                      119,334             73,801           225,593           136,511
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  121,106            112,533           238,432           220,127
 Provision for credit losses                             3,795              2,015             7,195             4,015
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         117,311            110,518           231,237           216,112

 Other operating revenue
   Brokerage and trading revenue                        11,427             10,404            23,437            21,740
   Transaction card revenue                             19,951             17,979            38,459            34,522
   Trust fees and commissions                           17,751             16,259            35,696            32,275
   Deposit service charges and fees                     26,341             25,347            50,327            47,520
   Mortgage banking revenue                              7,195              8,550            13,984            14,128
   Other revenue                                        10,931              8,160            21,742            15,557
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                            93,596             86,699           183,645           165,742
   Gain on asset sales                                      39              5,937               957             6,909
   Gain (loss) on securities, net                       (2,583)             2,266            (3,804)             (371)
   Gain (loss) on derivatives, net                        (172)              (311)             (481)              467
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                        90,880             94,591           180,317           172,747

 Other operating expense
   Personnel                                            72,369             65,333           143,601           123,772
   Business promotion                                    4,802              3,870             9,605             8,300
   Professional fees and services                        4,362              4,492             8,276             8,111
   Net occupancy and equipment                          13,199             12,650            26,225            24,744
   Data processing and communications                   16,157             16,381            33,152            31,480
   Printing, postage and supplies                        4,001              3,629             7,906             7,244
   Net (gains) losses and operating expenses
     of repossessed assets                                  54                316               273               624
   Amortization of intangible assets                     1,359              1,808             2,729             3,345
   Mortgage banking costs                                2,839              3,387             5,926             7,000
   Change in fair value of mortgage servicing rights    (3,613)                 -           (10,694)                -
   Provision for impairment of mortgage servicing rights     -              7,088                 -             1,464
   Other expense                                         6,598              7,056            12,507            12,085
                                                 --------------    ---------------     -------------   ---------------
 Total other operating expense                         122,127            126,010           239,506           228,169

 Income before taxes                                    86,064             79,099           172,048           160,690
 Federal and state income taxes                         31,080             28,634            62,316            58,170
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 54,984           $ 50,465         $ 109,732         $ 102,520
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           66,775,117         63,779,343        66,745,422        61,618,602
    Diluted                                         67,317,681         66,986,428        67,289,335        66,967,146

 Earnings per share:
   Basic                                                $ 0.82             $ 0.79            $ 1.64            $ 1.66
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.82             $ 0.75            $ 1.63            $ 1.53
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                               Quarter Ended
                                            --------------------------------------------------------------------------------------
                                               June 30,          March 31,         December 31,    September 30,       June 30,
                                                2006               2006               2005             2005              2005
                                            --------------    ---------------     -------------   ---------------    -------------
 Capital:
   Period-end shareholders' equity            $ 1,583,010        $ 1,565,435       $ 1,539,154       $ 1,513,542      $ 1,480,975
   Risk-based capital ratios:
     Tier 1                                        10.00%             10.16%             9.84%             9.71%            9.85%
     Total capital                                 12.14%             12.41%            12.10%            12.04%           12.55%
   Leverage ratio                                   8.74%              8.60%             8.30%             8.01%            8.07%

 Common stock:
   Book value per share                           $ 23.68            $ 23.41           $ 23.07           $ 22.75          $ 22.29

   Market value per share:
        High                                      $ 49.60            $ 47.65           $ 48.53           $ 49.30          $ 46.02
        Low                                       $ 46.85            $ 44.40           $ 43.54           $ 45.26          $ 40.09

   Cash dividends paid                           $ 10,024            $ 6,694           $ 6,664           $ 6,656          $ 6,649
   Dividend payout ratio                           18.23%             12.23%            13.84%            13.10%           13.18%
   Shares outstanding, net                     66,840,241         66,883,037        66,702,408        66,520,927       66,454,330
   Stock buy-back program:
       Shares repurchased                         108,322             61,408                 -                 -           30,000
       Amount                                 $ 5,259,931        $ 2,759,075               $ -               $ -      $ 1,250,704
                                            --------------    ---------------     -------------   ---------------    -------------
       Average price per share                    $ 48.56            $ 44.93       $               $   -            -     $ 41.69
                                            ==============    ===============     =============   ===============    =============

 Performance ratios:
  Return on average assets                          1.33%              1.36%             1.18%             1.29%            1.34%
  Return on average equity                         14.03%             14.35%            12.68%            13.56%           14.05%
  Net interest margin                               3.40%              3.39%             3.34%             3.32%            3.45%
  Efficiency ratio                                 58.12%             59.58%            60.28%            59.36%           59.32%

 Other data:
  Trust assets                              $ 28,746,686       $ 29,091,040      $ 28,464,745      $ 27,598,958     $ 25,971,994
  Mortgage servicing portfolio               $ 4,536,605        $ 4,520,976       $ 4,056,427       $ 4,053,885      $ 4,040,178
  Mortgage loan refinances to total fundings       21.71%             27.59%            27.12%            27.19%           24.08%
  Tax equivalent adjustment                      $ 1,640            $ 1,522           $ 1,392           $ 1,289          $ 1,245

 QUARTERLY EARNINGS TRENDS - UNAUDITED BOK FINANCIAL CORPORATION (In thousands, except ratio and per share data)

                                                                               Quarter Ended
                                              --------------------------------------------------------------------------------------
                                                 June 30,          March 31,         December 31,    September 30,       June 30,
                                                  2006               2006               2005             2005              2005
                                              --------------    ---------------     -------------   ---------------    -------------
 Interest revenue                                 $ 240,440          $ 223,585         $ 214,240         $ 199,056        $ 186,334
 Interest expense                                   119,334            106,259            97,854            86,228           73,801
                                              --------------    ---------------     -------------   ---------------    -------------
 Net interest revenue                               121,106            117,326           116,386           112,828          112,533
 Provision for credit losses                          3,795              3,400             4,450             3,976            2,015
                                              --------------    ---------------     -------------   ---------------    -------------
 Net interest revenue after
   provision for credit losses                      117,311            113,926           111,936           108,852          110,518

 Other operating revenue
   Brokerage and trading revenue                     11,427             12,010            11,116            11,366           10,404
   Transaction card revenue                          19,951             18,508            18,988            18,526           17,979
   Trust fees and commissions                        17,751             17,945            16,536            16,376           16,259
   Deposit service charges and fees                  26,341             23,986            25,222            25,619           25,347
   Mortgage banking revenue                           7,195              6,789             7,018             9,535            8,550
   Other revenue                                     10,931             10,811            10,067             9,490            8,160
                                              --------------    ---------------     -------------   ---------------    -------------
  Total fees and commissions                         93,596             90,049            88,947            90,912           86,699
   Gain on asset sales                                   39                918                71                81            5,937
   Gain (loss) on securities, net                    (2,583)            (1,221)           (1,780)           (4,744)           2,266
   Gain (loss) on derivatives, net                     (172)              (309)              106               606             (311)
                                              --------------    ---------------     -------------   ---------------    -------------
   Total other operating revenue                     90,880             89,437            87,344            86,855           94,591

 Other operating expense
   Personnel                                         72,369             71,232            68,666            66,533           65,333
   Business promotion                                 4,802              4,803             5,170             4,494            3,870
   Professional fees and services                     4,362              3,914             4,534             3,951            4,492
   Net occupancy and equipment                       13,199             13,026            12,864            12,587           12,650
   Data processing and communications                16,157             16,995            18,054            17,492           16,381
   Printing, postage and supplies                     4,001              3,905             3,976             3,846            3,629
   Net (gains) losses and operating expenses
     of repossessed assets                               54                219               335              (387)             316
   Amortization of intangible assets                  1,359              1,370             1,797             1,801            1,808
   Mortgage banking costs                             2,839              3,087             3,294             4,268            3,387
   Change in fair value of mortgage servicing rights (3,613)            (7,081)                -                 -                -
   Provision (recovery) for impairment
         of mortgage servicing rights                     -                  -              (708)           (4,671)           7,088
   Other expense                                      6,598              5,909             5,921             7,120            7,056
                                              --------------    ---------------     -------------   ---------------    -------------
 Total other operating expense                      122,127            117,379           123,903           117,034          126,010

 Income before taxes                                 86,064             85,984            75,377            78,673           79,099
 Federal and state income taxes                      31,080             31,236            27,219            27,846           28,634
                                              --------------    ---------------     -------------   ---------------    -------------

 Net income                                        $ 54,984           $ 54,748          $ 48,158          $ 50,827         $ 50,465
                                              ==============    ===============     =============   ===============    =============

 Average shares outstanding:
    Basic                                        66,775,117         66,715,396        66,527,093        66,427,447       63,779,343
    Diluted                                      67,317,681         67,260,659        67,146,614        67,105,539       66,986,428

 Earnings per share:
   Basic                                             $ 0.82         $ 0.82             $ 0.72               $ 0.77           $.0.79
   Diluted                                           $ 0.82         $ 0.81             $ 0.72               $ 0.76           $.0.75

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                           --------------------------------------------------------------------------------------
                                              June 30,          March 31,         December 31,    September 30,       June 30,
                                               2006               2006               2005             2005              2005
                                           --------------    ---------------     -------------   ---------------    -------------
Oklahoma:
    Commercial                               $ 3,212,851        $ 3,074,406       $ 3,159,683       $ 3,101,209      $ 3,026,311
    Commercial real estate                     1,019,815            936,030           862,700           890,737          856,617
    Residential mortgage                         855,087            847,848           842,757           839,344          827,431
    Residential mortgage held for sale            54,026             40,299            51,666            46,306           74,410
    Consumer                                     479,508            468,920           466,180           472,899          425,318
                                           --------------    ---------------     -------------   ---------------    -------------
        Total Oklahoma                         5,621,287          5,367,503         5,382,986         5,350,495        5,210,087

Texas:
    Commercial                                 1,547,274          1,420,860         1,356,611         1,294,606        1,182,307
    Commercial real estate                       670,969            604,413           569,921           537,576          509,472
    Residential mortgage                         212,987            200,957           199,726           196,593          196,457
    Consumer                                      84,212             87,669            89,017            89,329           90,245
                                           --------------    ---------------     -------------   ---------------    -------------
        Total Texas                            2,515,442          2,313,899         2,215,275         2,118,104        1,978,481

New Mexico:
    Commercial                                   334,984            348,930           383,325           354,087          340,378
    Commercial real estate                       237,020            228,955           232,564           223,236          219,175
    Residential mortgage                          73,281             68,810            65,784            65,203           63,821
    Consumer                                      13,404             13,820            15,137            15,195           15,813
                                           --------------    ---------------     -------------   ---------------    -------------
        Total New Mexico                         658,689            660,515           696,810           657,721          639,187

Arkansas:
    Commercial                                    80,539             74,423            79,719            54,703           54,703
    Commercial real estate                        87,080             80,529            75,483            85,600           76,803
    Residential mortgage                          15,067             13,069            13,044            12,097           11,674
    Consumer                                      51,166             33,548            25,659            20,397            4,560
                                           --------------    ---------------     -------------   ---------------    -------------
        Total Arkansas                           233,852            201,569           193,905           172,797          147,740

Colorado:
    Commercial                                   299,380            267,928           270,108           219,208          210,142
    Commercial real estate                       155,453            134,771           133,537           132,741          125,120
    Residential mortgage                          21,113             20,383            21,918            26,186           27,292
    Consumer                                      31,939             31,487            27,871            26,126           27,996
                                           --------------    ---------------     -------------   ---------------    -------------
        Total Colorado                           507,885            454,569           453,434           404,261          390,550

Arizona:
    Commercial                                    63,019             52,274            50,489            43,877           45,938
    Commercial real estate                       153,870            120,262           115,697           102,734           74,672
    Residential mortgage                          33,913             26,270            26,102            27,136           24,999
    Consumer                                       6,511              5,098             5,280             6,443            3,026
                                           --------------    ---------------     -------------   ---------------    -------------
        Total Arizona                            257,313            203,904           197,568           180,190          148,635

                                           --------------    ---------------     -------------   ---------------    -------------
TOTAL BOK FINANCIAL                         $ 9,794,468        $ 9,201,959        $ 9,139,97859    $ 8,883,568       $ 8,514,680
                                           ==============    ===============     =============   ===============    =============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                           --------------------------------------------------------------------------------------
                                              June 30,          March 31,         December 31,    September 30,       June 30,
                                               2006               2006               2005             2005              2005
                                           --------------    ---------------     -------------   ---------------    -------------
Oklahoma:
    Demand                                     $ 908,034          $ 950,582       $ 1,003,284         $ 959,169      $ 1,028,640
    Interest-bearing:
       Transaction                             2,732,312          2,937,228         3,002,610         2,411,175        2,367,511
       Savings                                    88,218             93,093            85,837            86,220           89,972
       Time                                    2,662,770          2,623,352         2,564,337         2,728,224        2,450,730
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                     5,483,300          5,653,673         5,652,784         5,225,619        4,908,213
                                           --------------    ---------------     -------------   ---------------    -------------
Total Oklahoma                                 6,391,334          6,604,255         6,656,068         6,184,788        5,936,853
                                           --------------    ---------------     -------------   ---------------    -------------

Texas:
    Demand                                       638,157            551,411           615,732           533,475          478,855
    Interest-bearing:
       Transaction                             1,530,491          1,455,856         1,535,570         1,299,279        1,292,938
       Savings                                    26,370             27,827            27,398            29,620           29,635
       Time                                      717,027            726,530           735,731           633,785          606,528
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                     2,273,888          2,210,213         2,298,699         1,962,684        1,929,101
                                           --------------    ---------------     -------------   ---------------    -------------
Total Texas                                    2,912,045          2,761,624         2,914,431         2,496,159        2,407,956
                                           --------------    ---------------     -------------   ---------------    -------------

New Mexico:
    Demand                                       147,307            159,125           129,289           155,517          139,107
    Interest-bearing:
       Transaction                               410,166            408,160           381,099           338,706          306,230
       Savings                                    16,860             17,805            17,839            17,614           17,875
       Time                                      494,426            483,428           453,314           454,561          449,180
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                       921,452            909,393           852,252           810,881          773,285
                                           --------------    ---------------     -------------   ---------------    -------------
Total New Mexico                               1,068,759          1,068,518           981,541           966,398          912,392
                                           --------------    ---------------     -------------   ---------------    -------------

Arkansas:
    Demand                                        11,521             11,629            10,429            13,772           10,890
    Interest-bearing:
       Transaction                                20,577             26,675            22,354            23,335           24,816
       Savings                                     1,072              1,051             1,058             1,268            1,284
       Time                                       69,418             73,082            75,034            81,510           83,388
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                        91,067            100,808            98,446           106,113          109,488
                                           --------------    ---------------     -------------   ---------------    -------------
Total Arkansas                                   102,588            112,437           108,875           119,885          120,378
                                           --------------    ---------------     -------------   ---------------    -------------

Colorado:
    Demand                                        45,214             56,419            61,647            51,978           32,044
    Interest-bearing:
       Transaction                               245,504            258,801           258,668           216,718          228,881
       Savings                                    13,786             16,315            17,772            16,568           16,791
       Time                                      379,239            309,068           264,020           221,753          117,130
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                       638,529            584,184           540,460           455,039          362,802
                                           --------------    ---------------     -------------   ---------------    -------------
Total Colorado                                   683,743            640,603           602,107           507,017          394,846
                                           --------------    ---------------     -------------   ---------------    -------------

Arizona:
    Demand                                        73,696             55,421            45,567            42,784           60,412
    Interest-bearing:
       Transaction                                67,841             57,400            56,994            71,510           56,624
       Savings                                     2,702              3,380             4,111             3,862            4,771
       Time                                        4,077              4,608             5,624             6,802            6,574
                                           --------------    ---------------     -------------   ---------------    -------------
    Total interest-bearing                        74,620             65,388            66,729            82,174           67,969
                                           --------------    ---------------     -------------   ---------------    -------------
Total Arizona                                    148,316            120,809           112,296           124,958          128,381
                                           --------------    ---------------     -------------   ---------------    -------------

TOTAL BOK FINANCIAL                         $ 11,306,785      $ 11,308,246        $ 11,375,318    $ 10,399,205       $ 9,900,806
                                           ==============    ===============     =============   ===============    =============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                              --------------------------------------------------------------------------------------
                                                 June 30,          March 31,         December 31,    September 30,       June 30,
                                                  2006               2006               2005             2005              2005
                                              --------------    ---------------     -------------   ---------------    -------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                4.86%             5.07%              4.68%            4.66%             5.69%
Funds sold and resell agreements                  5.09%             4.58%              4.00%            3.41%             2.96%
Securities:
    Taxable                                       4.75%             4.60%              4.44%            4.28%             4.32%
    Tax-exempt                                    5.21%             5.36%              5.05%            4.96%             5.23%
                                              --------------    ---------------     -------------   ---------------    -------------
Total securities                                  4.78%             4.64%              4.47%            4.31%             4.36%
Total loans                                       7.67%             7.35%              6.98%            6.66%             6.40%
Less Allowance for loan losses                       -                 -                  -                -                 -
                                              --------------    ---------------     -------------   ---------------    -------------
Total loans, net                                  7.76%             7.44%              7.06%            6.75%             6.49%
                                              --------------    ---------------     -------------   ---------------    -------------
Total tax-equivalent yield on earning assets      6.71%             6.42%              6.12%            5.83%             5.68%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                    2.61%             2.37%              1.98%            1.66%             1.49%
  Savings                                         0.92%             0.86%              0.75%            0.70%             0.69%
  Time                                            4.26%             4.03%              3.77%            3.53%             3.41%
                                              --------------    ---------------     -------------   ---------------    -------------
Total interest-bearing deposits                   3.30%             3.06%              2.78%            2.50%             2.34%
Funds purchased and repurchase agreements         4.87%             4.33%              3.92%            3.40%             2.93%
Other borrowings                                  5.09%             4.60%              4.08%            3.60%             3.17%
Subordinated debt                                 6.76%             6.74%              6.28%            5.97%             5.98%
                                              --------------    ---------------     -------------   ---------------    -------------
Total cost of interest-bearing liabilities        3.73%             3.43%              3.14%            2.84%             2.58%
                                              --------------    ---------------     -------------   ---------------    -------------
Tax-equivalent net interest revenue spread        2.98%             2.99%              2.98%            2.99%             3.10%
Effect of noninterest-bearing funding sources     0.42%             0.40%              0.36%            0.33%             0.35%
                                              --------------    ---------------     -------------   ---------------    -------------
Tax-equivalent net interest margin                3.40%             3.39%              3.34%            3.32%             3.45%
                                              ==============    ===============     =============   ===============    =============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                June 30,          March 31,         December 31,     September 30,      June 30,
                                                 2006               2006               2005             2005              2005
                                                -----------    ---------------     -------------   ---------------    -------------
 Nonperforming assets:
   Nonaccruing loans                              $ 30,976           $ 32,229          $ 25,162          $ 37,353         $ 40,527
   Real estate and other repossessed assets          8,257              8,196             8,476             5,069            5,062
                                                -----------    ---------------     -------------   ---------------    -------------
       Total nonperforming assets                 $ 39,233           $ 40,425          $ 33,638          $ 42,422         $ 45,589
                                                ===========    ===============     =============   ===============    =============

 Performing loans 90 days past due                 $ 9,630            $ 3,919           $ 8,708          $ 10,027          $ 7,125

 Gross charge-offs                                 $ 5,881            $ 4,149           $ 9,579           $ 5,311          $ 5,044
 Recoveries                                          2,085              2,564             2,164             1,977            2,757
                                                -----------    ---------------     -------------   ---------------    -------------
 Net charge-offs                                   $ 3,796            $ 1,585           $ 7,415           $ 3,334          $ 2,287
                                                ===========    ===============     =============   ===============    =============

 Provision for credit losses                       $ 3,795            $ 3,400           $ 4,450           $ 3,976          $ 2,015

 Reserve for loan losses to period end loans (A)     1.07%              1.14%             1.14%             1.24%            1.29%
 Combined reserves for credit losses to
     period end loans                                1.30%              1.38%             1.37%             1.44%            1.50%
 Nonperforming assets to period end loans (A)
     and repossessed assets                          0.40%              0.44%             0.37%             0.48%            0.54%
 Net charge-offs (annualized) to average loans (A)   0.16%              0.07%             0.33%             0.16%            0.11%
 Reserve for loan losses to nonaccruing loans      337.44%            323.13%           412.83%           293.48%          268.67%
 Combined reserves for credit losses to
     nonaccruing loans                               407.62%            391.77%           494.60%           341.11%          312.81%

 (A) excluding residential mortgage loans held for sale